Exhibit 99.6

Woodford Petroleum LLC

Financial Statements

(Unaudited)

WOODFORD PETROLEUM LLC

BALANCE SHEET

SEPTEMBER 30, 2021 and DECEMBER 31, 2020

	September 30,	December 31,
	2021	2020
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$735	$1,969
Accounts receivable - oil and gas sales	30,814	27,586

Total current assets	31,549	29,555

OIL AND GAS PROPERTIES, full cost method, net	1,638,458	1,817,830

TOTAL ASSETS	$1,670,007	$1,847,385

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$4,680	$11,912
Accounts payable - related party	9,475	118,248

Total current liabilities	14,155	130,160

NON-CURRENT LIABILITIES
Note payable	150,900	150,900
Asset retirement obligations	78,257	75,925

Total non-current liabilities	229,157	226,825

Total liabilities	243,312	356,985

MEMBERS’ EQUITY	1,426,695	1,490,400

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$1,670,007	$1,847,385

The Notes to Financial Statements are an integral part of these statements.

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WOODFORD PETROLEUM LLC

STATEMENT OF OPERATIONS

	Nine Month Period
	Ending September 30,
	2021	2020
REVENUES
Oil and gas sales	$336,297	$312,123

OPERATING EXPENSES
Lease operating	93,964	123,660
Production tax	20,925	19,663
General and administrative	254,724	548,002
Accretion	2,332	2,695
Depreciation, depletion and amortization	184,141	222,188
Impairment	-	-

Total expenses	556,085	916,208

Loss from operations	(219,788)	(604,085)

OTHER INCOME
Interest income	9	198

NET LOSS	$(219,778)	$(603,887)

The Notes to Financial Statements are an integral part of these statements.

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WOODFORD PETROLEUM LLC

STATEMENT OF MEMBERS’ EQUITY

Nine Month Period Ending
September 30, 2021 and 2020

BALANCE, December 31, 2019	$2,339,991

Members’ contributions	701,463

Net loss	(603,887)

BALANCE, September 30, 2020	2,437,567

BALANCE, December 31, 2020	$1,490,400

Members’ contributions	156,073

Net loss	(219,778)

BALANCE, September 30, 2021	$1,426,695

The Notes to Financial Statements are an integral part of these statements.

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WOODFORD PETROLEUM LLC

STATEMENT OF CASH FLOWS

	Nine Month Period Ending
	September 30,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(219,778)	$(603,887)
Adjustments to reconcile net loss to net used in operating activities
Depreciation, depletion and amortization	184,141	222,188
Impairment	-	-
Accretion expense	2,332	2,695
Change in operating assets and liabilities
Accounts receivable - oil and gas sales	(3,228)	19,304
Settlement of asset retirement obligations	-	-
Accounts payable	(7,232)	10,938
Accounts payable - related party	(108,773)	(1,050,137)

Net cash used in operating activities	(152,538)	(1,398,899)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(4,769)	(82,800)

Net cash used in investing activities	(4,769)	(82,800)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Note payable	-	150,900
Members’ contributions	156,073	701,463

Net cash provided by financing activities	156,073	852,363

Net (decrease) increase in cash and cash equivalents	(1,234)	(629,336)

CASH AND CASH EQUIVALENTS, beginning of year	1,969	638,676

CASH AND CASH EQUIVALENTS, end of year	$735	$9,340

NON-CASH FINANCING AND INVESTING ACTIVITIES
Asset retirement obligations	$-	$-

Capital expenditures accrued in accounts payable - related party	$-	$-

The Notes to Financial Statements are an integral part of these statements.

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Woodford Petroleum LLC

Notes to Financial Statements

Note 1. Organization and Business

Woodford Petroleum LLC (the Company) is a limited liability company organized on February 3, 2017 in the State of Delaware. The Company is an independent oil and natural gas company engaged in acquisition, exploration, production, and development of reserves in the Mid-Continent region, including Oklahoma, Colorado, Kansas and Texas. The Company’s strategy is to target areas near existing production that have not been produced.

The rights and obligations of the equity holders of the Company (the Members) are governed by the Limited Liability Company Agreement of Woodford Petroleum LLC (the Agreement). According to the Agreement, Members shall not be liable for the debts, obligations, or liabilities of the Company.

The Company has two classes of member units, Class A and Class B. Class A Members have the preferential position in the distributions of available cash and the authorization to appoint the Members of the Board of Managers under the terms of the Agreement

According to the Agreement, the Company shall dissolve and cease to exist upon the first to occur of the following: (a) election of the Board of Managers to dissolve the Company, (b) the occurrence of any other event causing dissolution of the Company, or (c) December 31, 2022 (or later date as approved by a majority vote of the Board of Managers).

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The Company follows accounting standards established by the Financial Accounting Standards Board (FASB). The FASB sets accounting principles generally accepted in the United States of America (GAAP) to ensure consistent reporting of the Company’s financial condition, results of operations and cash flows. References to GAAP issued by the FASB in these footnotes are to the FASB Accounting Standards Codification (ASC or Codification). The condensed interim financial information includes a note that the financial information does not represent complete financial statements and is to be read in conjunction with the entity’s latest audited annual financial statements. The Company believes the disclosures are adequate to make the information not misleading. In the opinion of management, all adjustments (consisting of only normal recurring accruals) considered necessary for a fair presentation for the period presented have been included.

The Company maintains its accounts on the accrual method of accounting in accordance with GAAP. Accounting principles followed and the methods of applying those principles which materially affect the determination of financial position, results of operations, and cash flows are summarized below.

Management Estimates

The preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates. Significant assumptions are required in the valuation of proved oil and gas reserves which, as described below, may affect the amount at which oil and gas properties are recorded. Estimation of asset retirement obligations also require significant assumptions. It is possible these estimates could be revised in the near term and these revisions could be material.

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Woodford Petroleum LLC

Notes to Financial Statements

Cash and Cash Equivalents

The Company considers all highly liquid instruments with an original maturity of three months or less at the time of issuance to be cash equivalents.

Accounts Receivable – Oil and Gas Sales

The Company’s accounts receivable are generated from oil and gas sales and from joint interest owners on properties that the Company operates. The Company’s oil and gas receivables are typically collected within one to two months. No allowance for bad debts has been recorded at September 30, 2021.

Oil and Gas Properties

The Company follows the full cost method of accounting for oil and gas properties. Accordingly, all costs associated with acquisition, exploration and development of oil and gas reserves, including costs directly related to overhead and related asset retirement obligations, are capitalized. Costs incurred to maintain producing wells and related equipment and lease and well operating costs are charged to expense as incurred.

All capitalized costs of oil and gas properties, including the estimated future costs to develop proved reserves are amortized on the unit-of-production method using estimates of proved reserves. Investments in unevaluated properties and major development projects are not amortized until proved reserves associated with the projects can be determined or until impairment occurs. If the results of an assessment indicate that the unevaluated properties are impaired, the related costs are added to the capitalized costs to be amortized.

Unevaluated oil and gas properties consist principally of the Company’s acquisition costs in undeveloped leases net of transfers to depletable oil and gas properties. When leases are developed, expire, or are abandoned, the related costs are transferred from unevaluated oil and gas properties to depletable oil and gas properties. Additionally, the Company reviews the carrying costs of unevaluated properties for the purpose of determining probable future lease expirations and abandonments, and prospective discounted future economic benefit attributable to the leases. The Company records an allowance for impairment based on the review with the corresponding charge being made to depletable oil and gas properties.

In addition, the capitalized costs are subject to a “ceiling test,” which limits such costs to the aggregate of the estimated present value (discounted at ten percent) of future net revenues from proved reserves, using the first of the month un-weighted average pricing for the year, based on current operating conditions, plus the fair market value of unevaluated properties. The Company did not recognize an impairment for the nine-month periods ending September 30, 2021 or September 30, 2020.

Sales of proved and unproved properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves, in which case the gain or loss is recognized in the operating results of the Company. Abandoned properties are accounted for as adjustments of capitalized costs with no loss recognized.

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Woodford Petroleum LLC

Notes to Financial Statements

Asset Retirement Obligations

The Company accounts for its asset retirement obligations in accordance with FASB Accounting Standards Codification (ASC) Topic 410, Asset Retirement and Environmental Obligations (ASC Topic 410). ASC Topic 410 establishes accounting requirements for retirement obligations associated with tangible long-lived assets, including: 1) the timing of liability recognition, 2) initial measurement of the liability, 3) allocation of asset retirement costs to expense, 4) subsequent measurement of the liability, and 5) related financial statement disclosure. ASC Topic 410 requires that an asset retirement cost be capitalized as part of the cost of the related long-lived asset and subsequently allocated to expense using a systematic and rational method.

The Company’s asset retirement obligations relate to future plugging and abandonment costs of its oil and gas properties. Under the provisions of ASC Topic 410, the fair value of a liability for an asset retirement obligation is recorded in the period in which it is incurred with a corresponding increase in the carrying amount of the related long-lived asset. The liability is accreted each period, and the capitalized cost is depreciated over the useful life of the related asset. If the liability is settled for an amount other than the recorded amount, the difference is recorded as an adjustment to the full cost pool.

Revenue Recognition

The Company’s revenues are primarily derived from its interests in the sale of oil and natural gas production. The Company recognizes revenue from its interests in the sales of oil and natural gas in the period that its performance obligations are satisfied. Performance obligations are satisfied when the customer obtains control of product, when the Company has no further obligations to perform related to the sale, when the transaction price has been determined and when collectability is probable. The sales of oil and gas are made under contracts which the related-party operators of the wells have negotiated with customers, which typically include variable consideration that is based on pricing tied to local indices and volumes delivered in the current month. The Company receives payment from the sale of oil and natural gas production from one to two months after delivery. At the end of each month when the performance obligation is satisfied, the variable consideration can be reasonably estimated and amounts due from customers are accrued in accounts receivable, net in the balance sheets. Variances between the Company’s estimated revenue and actual payments are recorded in the month the payment is received, however, differences have been and are insignificant. Accordingly, the variable consideration is not constrained.

The Company’s oil is typically sold at delivery points under contracts terms that are common in its industry. The Company’s natural gas produced is delivered to various purchasers at agreed upon delivery points under a limited number of contract types that are also common in the industry. Regardless of the contract type, the terms of these contracts compensate the well operators for the value of the oil and gas at specified prices, and then the well operators will remit payment to the Company for its share in the value of the oil and gas.

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Woodford Petroleum LLC

Notes to Financial Statements

Income Taxes

The Company is organized as a Delaware limited liability company and is treated as a flow-through entity for federal income tax purposes. As a result, the net taxable income or loss of the Company and any related tax credits, for federal income tax purposes, are deemed to pass to the members of the Company even though such net taxable income or tax credits may not have actually been distributed. Accordingly, no tax provision has been made in the financial statements of the Company since the federal income tax is an obligation of the members.

The Company follows the provisions of FASB ASC Topic 740, Income Taxes (ASC Topic 740), related to accounting for uncertainties in income taxes. ASC Topic 740 provides the accounting for uncertainties in income taxes by prescribing a minimum recognition threshold that a tax position is required to meet before being recognized in the financial statements. ASC Topic 740 requires that the Company recognize in its financial statements the financial effects of a tax position, if that position is more likely than not of being sustained upon examination, including resolution of any appeals or litigation processes, based upon the technical merits of the position.

ASC Topic 740 also provides guidance on measurement, classification, interest and penalties and disclosure. Tax positions taken related to the Company’s pass-through status and those taken in determining its state income tax liability, including deductibility of expenses, have been reviewed and management is of the opinion that material positions taken by the Company would more likely than not be sustained upon examination. Accordingly, the Company has not recorded an income tax liability for uncertain tax positions.

Significant Concentrations

The Company regularly maintains its cash and cash equivalents in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses with respect to the related risks to cash and cash equivalents and does not believe its exposure to such risk to be more than nominal.

The Company had revenues from three purchasers which accounted for 100% of oil and gas revenues during 2021 and 2020. This concentration of customers may impact the Company’s overall business risk, either positively or negatively, in that these entities may be similarly affected by changes in economic or other conditions. The Company believes this risk is mitigated by the size, reputation and nature of its purchasers. The Company generates 100% of its revenues from oil and gas production in Oklahoma.

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Woodford Petroleum LLC

Notes to Financial Statements

Note 3. Oil and Gas Properties

Oil and gas properties consist of the following at September 30, 2021 and December 31, 2020:

	September 30,	December 31,
	2021	2020

Proved properties	$5,420,761	$5,415,992
Accumulated depreciation, depletion, amortization and impairment	(3,782,303)	(3,598,162)

	1,638,458	1,817,830

Unevaluated properties	-	-

Oil and gas properties, net	$1,638,458	$1,817,830

Note 4. Long-term Debt

On May 22, 2020, the Company entered into a note payable agreement for $150,900, with the United States Federal Government under the Economic Injury Disaster Loan (EIDL) administered by the United States Small Business Administration (SBA). The note payable bears interest of 3.75% per year and is payable in monthly payments beginning a year from the effective date. The note matures on May 22, 2050.

Note 5. Asset Retirement Obligations

The following is a reconciliation of the asset retirement obligations liability at September 30, 2021 and December 31, 2020:

	September 30,	December 31,
	2021	2020

Balance, beginning of the period	$75,925	$87,734
Liabilities incurred	-	-
Liabilities settled	-	(14,918)
Accretion expense	2,332	3,109

Balance, end of the period	$78,257	$75,925

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Woodford Petroleum LLC

Notes to Financial Statements

Note 6. Related Party Transactions

One of the Class A members of the Company hold 100% of the ownership in K3 Oil and Gas Operating Company (K3 Operating). K3 Operating is the operator for the Company, and pays the majority of expenditures, including capital and operating expenses, on the Company’s behalf. The Company then reimburses K3 Operating for its portion of the expenditures. As of September 30, 2021 and September 30, 2020, the Company had a payable to K3 Operating related to these expenditures in the amounts of $9,475 and $76,037, respectively. Substantially all of the general and administrative expenses were incurred by and charged to the Company by K3 Operating.

Note 7. Fair Value Measurements

FASB ASC Topic 820, Fair Value Measurements and Disclosures (ASC Topic 820) defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles and enhances disclosures about fair value measurement. The three-level fair value hierarchy for disclosure of fair value measurements defined by ASC Topic 820 is as follows:

Level 1	Unadjusted, quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. An active market is defined as a market where transactions for the financial instrument occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Inputs, other than quoted prices within Level 1, that are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level 3	Prices or valuations that require unobservable inputs that are both significant to the fair value measurement and unobservable. Valuation under Level 3 generally involves a significant degree of judgment from management.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Fair Value on a Nonrecurring Basis

Asset Retirement Obligations

The asset retirement obligations estimates are derived from historical costs and management’s expectation of future cost environments and, therefore, the Company has designated these liabilities as Level 3 measurements. The significant inputs to this fair value measurement include estimates of plugging, abandonment and remediation costs, well life, inflation and credit-adjusted risk free rate. See Note 5 for a reconciliation of the beginning and ending balances of the liability for the Company’s asset retirement obligations.

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Woodford Petroleum LLC

Notes to Financial Statements

Note 8. Members’ Equity Accounts

Capital contributions will be based on capital calls, to be determined by the Board of Managers. Contribution requests to the Members will be based on their commitment and any items in nature of income or gain will be applied to the Members’ capital accounts in accordance with their earnings interest, as defined by the Agreement.

The Company has two classes of members’ equity; Class A Units and Class B Units. Class A Units have all the rights, privileges, preferences and obligations provided for in the Agreement, which are consistent with an ordinary equity ownership interest. Class B Units, otherwise referred to as management incentive units, do not have voting rights. Class B unit holders will only be entitled to share in distributions and allocations if and to the extent applicable thresholds have been met.

Note 9. Commitments and Contingencies

Contingencies

In the course of its business affairs and operations, the Company is subject to possible loss contingencies arising from third party litigation, federal, state and local environmental and health and safety laws and regulations. There are no matters which, in the opinion of management, will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Environmental Issues

The Company’s operations are subject to risks normally incidental to the exploration for and the production of oil and gas, including blowouts, fires, and environmental risks such as oil spills or gas leaks that could expose the Company to liabilities associated with these risks. In the Company’s acquisition of existing or previously drilled well bores, the Company may not be aware of what environmental safeguards were taken at the time such wells were drilled or during such time the wells were operated. The Company maintains comprehensive insurance coverage that it believes is adequate to mitigate the risk of any adverse financial effects associated with these risks.

However, should it be determined that a liability exists with respect to any environmental cleanup or restoration, the liability to cure such a violation could still fall upon the Company. No claim has been made, nor is the Company aware of the assertion of any liability which the Company may have, as it relates to any environmental cleanup, restoration or the violation of any rules or regulations relating thereto. In addition, the Company is subject to extensive regulation at the federal and state levels that may materially affect its operations.

Note 10. Subsequent Events

The Company has evaluated subsequent events through February 25, 2022, the date the financial statements were available to be issued. On January 5, 2022, the Company sold producing properties in the Bowling Ranch field in Oklahoma to US Energy Corp. (Ticker: USEG) in exchange for stock and cash. There were no other subsequent events requiring recognition or disclosure. * * * * * *

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